Inventories	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
Inventories
Inventories

	At December 31,
	2015	2016	2017
	(in thousands)
Components	$1,486	$4,686	$2,964
Finished goods (at lower of cost or net realizable value)	5,519	6,975	5,035
Total inventories at cost	$7,005	$11,661	$7,999
Depreciation of components (at cost)	$268	$277	$30
Depreciation of finished goods	2,672	2,691	593
Total depreciation	$2,940	$2,968	$623
Components, net	$1,218	$4,409	$2,934
Finished goods, net	2,847	4,284	4,442
Total net inventories	$4,065	$8,693	$7,376

In the year ended December 31, 2015, the Company decided to depreciate its remaining WiMAX finished goods inventory as the previously anticipated demand from identified customers and projects was canceled, reduced or delayed. This resulted in a provision of $760,000 included in the Consolidated Statements of Operations in “Cost of product revenue.”
In the year ended December 31, 2016, there was no significant change in the provision on components and finished goods.
In the year ended December 31, 2017, all the WiMAX inventory, fully depreciated in previous years, was physically scrapped, resulting in a provision reversal of $2,755,000. The Company also depreciated the value of inventory for one LTE product for which units on hand were in excess of the units needed to serve the expected demand for identified customers and projects. This resulted in a provision of $199,000. The Company further depreciated $265,000 in 2017 related to goods damaged during production over the course of the year, and is expected to be recovered from a manufacturing supplier and has been recorded in the Consolidated Statement of Financial Position as Prepaid Expenses and Other Receivables.